Federated Hermes Institutional Prime Obligations Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
CAPITAL SHARES (TICKER POPXX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2022
On August 11, 2023, the Board of Trustees (the “Board”) of Federated Hermes Money Market Obligations Trust approved the liquidation of the Capital Shares of Federated Hermes Institutional Prime Obligations Fund (the “Fund”) effective on or about August 18, 2023 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Capital Shares is in the best interest of the Fund and its shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund’s Prospectus. Final dividends, if any, will be distributed with the liquidation proceeds.
August 15, 2023

Federated Hermes Institutional Prime Obligations Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456139 (8/23)
© 2023 Federated Hermes, Inc.